                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 28, 2003
                Date of Report (Date of Earliest Event Reported)

                              Equidyne Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                        0-9922                  04-2608713
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

11300 Sorrento Valley Road, Suite 255, San Diego, California           92121
         (Address of principal executive offices)                   (Zip Code)

                                 (858) 587-7777
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)  Exhibits

        99 Press Release of Equidyne Corporation dated August 28, 2003

Item 9. Regulation FD Disclosure

     On August 28, 2003, Equidyne Corporation ("Equidyne") issued a press release announcing its financial results for the fiscal year ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release contains forward-looking statements regarding Equidyne and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

     The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or Exchange Act, regardless of any general incorporation language in such filing.

Item 12. Results of Operations and Financial Condition.

     On August 28, 2003, Equidyne issued a press release announcing its financial results for the fiscal year ended July 31, 2003. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The press release contains forward-looking statements regarding Equidyne and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date  August 28, 2003

                                         Equidyne Corporation


                                         By: /s/ Mark C. Myers
                                             -----------------------------------
                                             Mark C. Myers
                                             President

                                Index to Exhibits

Exhibit No.                    Description of document
--------------------------------------------------------------------------------
   99*      Press Release of Equidyne Corporation dated August 28, 2003

*    Filed herewith.